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                                THE BUSINESS CENTER
                               OFFICE/WAREHOUSE LEASE

THIS LEASE, made this 4th day of April, 1997, by and between the Owner of the leased premises through its Agent, Nooney Krombach Company, a Missouri corporation (hereinafter referred to as "Landlord"), and CCI Group, Inc., a Missouri corporation (hereinafter referred to as "Tenant");

WITNESSETH:

     1. LEASED PREMISES. Landlord hereby demises and leases to Tenant that certain space located at 13739, Rider Trail North, St. Louis, Missouri 63045, which space contains approximately 11,719 square feet of space, as more fully described on Exhibit "A", attached hereto and made a part hereof (hereinafter referred to as the "Premises"), plus the use of all common areas in and about Landlord's building, and the real estate thereunder (hereinafter referred to as the "Property").

     Tenant has Inspected the Premises and accepts the same in its present "AS IS" condition, acknowledging that the Premises are in good order and satisfactory condition as of the date of Tenant's possession. Tenant further acknowledges that Landlord has made no representations to Tenant with respect to any alterations, repairs or Improvements to be constructed within the Premises.

     2. USE. The Premises shall be used only for the purpose of general offices and/or receiving, storing and shipping materials, products and merchandise made and/or distributed by Tenant. Outside storage including, without limitation, drop shipments, dock storage, trucks and other vehicles, is prohibited without Landlord's prior written consent Tenant shall obtain, at Tenant's sole cost and expense, any and all licenses and permits necessary for Tenant's contemplated use of the Premises. Tenant shall comply with all existing and future governmental laws, ordinances and regulations applicable to the use of the Premises, as well as all requirements of Landlord's Insurance carrier. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action which would constitute a nuisance or which would disturb or endanger any third-party tenants of the Property, or unreasonably interfere with such third-party tenants' use of their respective space. Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly inflammable. Tenant shall comply with all statutes, ordinances, rules, codes, regulations and requirements of any federal, state, municipal or other governmental or quasi-governmental authority with respect to any hazardous wastes (as such term is defined from time to time by any governmental or regulatory authority) which are stared, produced, manufactured, treated, or disposed of by Tenant within the Premises; and Tenant agrees to indemnity, defend and hold Landlord harmless from and against any and all liabilities or claims by reason of any injury to persons or damage to property arising out of the discharge, disbursement, release, or escape of smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, hazardous wastes, liquid or gasses, waste materials or other irritants, contaminants or pollutants into or about the Premises or Property, which originate from any products stored, produced, manufactured, treated, or disposed of by Tenant within the Premises. The aforesaid indemnification and defenses shall survive the term of this Lease.

     3.   COMMENCEMENT. The term of this Lease shall be one (1) year and zero
(0) months, commencing on the 1st day of November 1997, and expiring on the 31st day of October 1998 both inclusive. See ADDITIONAL PROVISIONS, Section 33.

     4. RENT. Tenant shall pay the following Base Rent and Additional Rent (hereinafter collectively referred to as "Rent") during the term of this Lease, in advance, on the first day of each calendar month, or as otherwise set forth in this Lease, without setoff or deduction, at the office of Landlord. In the event any Rent is due for a partial calendar month or year, the Rent shall be equitably adjusted to reflect that portion of the lease term within such month or year. All accrued Rent shall survive the lease term.

     (a) BASE. Tenant shall pay to Landlord, as Base Rent, the sum of Ninety Thousand, Eight Hundred Twenty-eight and 00/100 Dollars ($90,828.00), per year, payable in equal monthly installments of Seven Thousand, Five Hundred Sixty-nine and 00/100 Dollars ($7,569.00) each.

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     (b) ADDITIONAL. Tenant shall pay to Landlord, as Additional Rent, Tenant's pro rata share of the common area maintenance charges incurred by Landlord for and on behalf of the Property; and, in addition thereto, Tenant shall pay to Landlord, as Additional Rent, Tenant's pro rata share of any increase in Taxes and Insurance over the actual Taxes and Insurance payable by Landlord in the 1997 calendar year.

          (i) TAXES. Taxes shall include, without limitation, any tax, assessment, trustees' fee, or governmental charge (herein collectively referred to as "Tax") imposed against the Property, or against any of Landlord's personal property located therein. Taxes, as herein defined, are predicated upon the present system of taxation in the state of Missouri. Therefore, if due to a future change in the method of taxation any rent, franchise, use, profit or other tax shall be levied against Landlord in lieu of any Tax which would otherwise constitute a "real estate tax", such rent, franchise, use, profit or other tax shall be deemed to be a Tax for the purposes herein. In the event Landlord is assessed with a Tax which Landlord, in its sole discretion, deems excessive, Landlord may challenge said Tax or may defer compliance therewith to the extent legally permitted; and, in the event thereof, Tenant shall be liable for Tenant's pro rata share of all costs in connection with such challenge.

          (ii) INSURANCE. Insurance shall include, without limitation, premiums for liability, property damage, fire, workers compensation, rent and any and all other insurance (herein collectively referred to as "Insurance") which Landlord deems necessary to carry on, for, or in connection with Landlord's operation of the Property. In addition thereto, in the event Tenant's use of the Premises shall result in an increase of any of Landlord's Insurance premiums, Tenant shall pay to Landlord, upon demand, as Additional Rent, an amount equal to such increase in Insurance. Such payments of Insurance shall be in addition to all premiums of insurance which Tenant is required to carry pursuant to Section 19 of this Lease.

          (iii) COMMON AREA MAINTENANCE. Common area maintenance charges (hereinafter referred to as "CAM") shall include without limitation: the maintenance, repair and replacement, if necessary, of the downspouts, gutters and the non-structural portions of the roof, the paving of all parking facilities, access roads, driveways, sidewalks and passageways; trunk-line plumbing (as opposed to branch-line plumbing); common utilities and exterior lighting; landscaping; snow removal; fire protection; exterior painting and interior painting of the common areas of the Property; management fees; and all other expenses incurred by Landlord for or on behalf of the Property. Notwithstanding the aforesaid, in no event shall CAM expenses include any expense chargeable to a capital account or capital improvement under generally accepted accounting principles as currently employed by Landlord; nor shall It include any expense for which Landlord is otherwise reimbursed.

          (iv) PAYMENT OF ADDITIONAL RENT. Landlord shall have the right to invoice Tenant monthly, quarterly, or otherwise from time to time, for Tenant's pro rata share of the actual Taxes, Insurance and CAM expenses payable by Tenant under this Lease; and Tenant shall pay to Landlord, as Additional Rent, those amounts for which Tenant is invoiced within thirty (30) days after receipt of said invoice.

     Alternatively, at Landlord's election, Landlord shall have the right to invoice Tenant monthly for Tenant's pro rata share of such expenses, as reasonably estimated by Landlord, based upon the expenses incurred by and on behalf of the Property in the preceding calendar year. Any monies paid in advance to Landlord by Tenant shall not accrue interest thereon. At the end of each calendar year, Landlord shall deliver a statement to Tenant setting forth the difference between Tenant's actual pro rata share of Taxes, Insurance and/or CAM expenses and the total amount of monthly payments, paid by Tenant to Landlord. Tenant shall thereafter pay to Landlord the full amount of any difference between Tenant's actual obligation over the total amount of Tenant's estimated payments, within thirty (30) days after receipt of said statement; conversely, in the event Tenant's estimated payments exceed Tenant's actual obligation, Landlord shall either refund the overpayment to Tenant or credit said overpayment against Tenant's monthly obligation in the forthcoming year.

     For purposes of this Lease, Tenant's pro rata share is hereinafter defined as a fraction, the numerator of which shall be the square footage of the Premises, and the denominator of which shall be the square footage of the rentable area of the Property, which pro rata share is hereby agreed to be equal to 18.20%. In the event this Lease expires on a date other than the end of a billing period, Tenant's obligation with respect to any amounts owed to Landlord shall survive the expiration of the lease term, and shall be invoiced to Tenant when the same have been accurately determined or, at Landlord's option, such amounts shall be reasonably estimated by Landlord to reflect the period of time the Lease was in effect during such billing period.


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     Landlord shall maintain complete and accurate records of all Taxes, insurance and CAM expenses incurred in connection with the Property. Tenant shall have the right to inspect such records at Tenant's sole cost and expense, at the office of Landlord's managing agent during said agent's normal business hours, upon five (5) days prior written notice. Landlord shall not be obligated to provide Tenant with detailed summaries or receipts for any expenses incurred by or on behalf of the Property; but Landlord shall provide Tenant with one or mare statements setting forth such expenses, categorized by class and amount. Notwithstanding the aforesaid, unless Tenant asserts specific errors within ninety (90) days after receipt of any invoice, or year-end statement, it shall be deemed that said Invoice, or year-end statement, is correct.

     5. LATE CHARGE. In the event Tenant is late in the payment of any Rent or other charge due Landlord, Tenant shall be assessed a late charge for Landlord's increased administrative expenses, which late charge shall be equal to five percent (5%), per month, of all outstanding amounts owed Landlord.

     6. UTILITIES. Landlord agrees to supply water, gas, electricity end sewer connections to the Premises. Tenant shall pay for all gas and electricity used by Tenant within the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto, and Tenant shall be liable for all maintenance and equipment with respect to the continued operation thereof including, without limitation, all electric light bulbs, tubes and starters. Normal usage of water and sewer is included in the Base Rent; however, in the event Tenant's consumption of water and/or sewer is in excess of normal usage, as reasonably determined by Landlord's independent consultant, Tenant shall pay for such excess usage, from time to time, as determined by a submeter placed upon such utilities or as reasonably determined by said consultant. In no event shall Landlord be liable for any interruption or failure of any utility servicing the Property.

     7. LANDLORD'S REPAIRS AND MAINTENANCE. Landlord, at Landlord's sole cost and expense, shall maintain, repair and replace, if necessary, the structural portions of the roof and the exterior walls. Notwithstanding the aforesaid, in the event any such maintenance or repairs are caused by the negligence of Tenant or Tenant's employees, agents or invitees, Tenant shall reimburse to Landlord, as Additional Rent, the cost of all such maintenance and repairs within thirty (30) days after receipt of Landlord's Invoice for same. For purposes of this Section, the term "exterior walls" shall not include windows, plate glass, office doors, dock doors, dock bumpers, office entries, or any exterior improvement made by Tenant. Landlord reserves the right to designate all sources of services in connection with Landlord's obligations under this Lease. Tenant hereby grants to Landlord the right to enter upon the Premises, at reasonable times, and upon reasonable notice, except in emergencies exclusively determined by Landlord, for the purpose of making inspections and/or repairs. Tenant shall have the duty to periodically inspect the Premises and notify Landlord should Tenant observe a need for repairs or maintenance of any obligation to be performed by Landlord under this Lease. Upon receipt of Tenant's notice, Landlord shall have a reasonable period of time to make such repairs or maintenance; however, it is expressly understood that Landlord's liability with respect to the failure or delay to make any such repairs or maintenance shall be limited to the cost of such repairs or maintenance.

     8. TENANT'S REPAIRS AND MAINTENANCE. Tenant, at Tenant's sole cost and expense, shall have the affirmative duty to periodically inspect, maintain, service, repair and replace, if necessary, all portions of the Premises which are not expressly the responsibility of Landlord including, but not limited to, any windows, plate glass, office doors, dock doors, office entries, interior walls and finish work, floors and floor coverings, water heaters, electrical systems and fixtures, sprinkler systems, dock bumpers, branch plumbing and fixtures, and pest extermination. In addition thereto, Tenant shall keep the Premises and the dock area servicing the Premises in a clean and sanitary condition, and shall keep the common parking areas, driveways and loading docks free of Tenant's debris. Tenant shall not store materials, waste or pallets outside of the Premises, and shall timely arrange for the removal and/or disposal of all pallets, crates and refuge owned by Tenant which cannot be disposed of in the dumpster servicing the Property.

     Tenant shall have the affirmative duty to periodically inspect, maintain, service, repair and/or replace the heating, ventilating and air conditioning (HVAC) system which exclusively services the Premises, in a manner and as often as is reasonably required to keep said system operating properly and efficiently. In the event said HVAC system requires repairs or replacement during the lease term, or any extension thereto, Tenant shall make such repairs or replacement at Tenant's sole cost and expense. In the event that tenant does not periodically inspect, maintain, service, repair and/or replace the HVAC system, Landlord shall have the option to enter into a regularly scheduled preventative maintenance/service contract on said HVAC system, for and on behalf of

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Tenant. Such contract may include, without limitation, all services suggested or recommended by the equipment manufacturer in the operation and maintenance of such system. In the event Landlord elects such option, Tenant shall reimburse to Landlord, as Additional Rent, all of Landlord's costs in connection with said contract, as well as Landlord's actual costs of repair and maintenance of the HVAC system.

     Upon the expiration or earlier termination of this Lease, Tenant shall return the Premises to Landlord in substantially the same condition as when received, reasonable wear and tear excepted. Tenant shall perform all repairs and maintenance in a good and workmanlike manner, using materials and labor of the same character, kind and quality as originally employed within the Property; and all such repairs and maintenance shall be in compliance with all governmental and quasi-governmental laws, ordinances and regulations, as well as all requirements of Landlord's insurance carrier. In the event Tenant fails to properly perform any such repairs or maintenance within a reasonable period of time, Landlord shall have the option to perform such repairs on behalf of Tenant, in which event Tenant shall reimburse to Landlord, as Additional Rent, the costs thereof within thirty (30) days after receipt of Landlord's Invoice for same.

     9. ALTERATIONS. Tenant shall not make any alterations, additions or improvements to the Premises or Property without the prior written consent of Landlord. Notwithstanding the aforesaid, Tenant, at Tenant's sole cost and expense, may install such trade fixtures as Tenant may deem necessary, so long as such trade fixtures do not penetrate or disturb the structural integrity and support provided by the roof, exterior walls or subfloors. All such trade fixtures shall be constructed and/or installed by contractors approved by Landlord, in a good and workmanlike manner, and in compliance with all applicable governmental and quasi-governmental laws, ordinances and regulations, as well as all requirements of Landlord's insurance carrier.

     Upon the expiration or earlier termination of this Lease, Tenant shall remove all trade fixtures and any other alterations, additions or improvements installed by Tenant within the Premises; and, upon such removal, Tenant shall restore the Premises to a condition substantially similar to that condition when received by Tenant. However, notwithstanding the aforesaid, upon Landlord's written election, such alterations, additions and improvements shall revert to Landlord and shall remain within the Premises. In no event shall Landlord have any right to any of Tenant's trade fixtures; and, except as otherwise set forth in this Lease, Tenant may remove such trade fixtures upon the termination of this Lease, provided Tenant repairs any damage caused by such removal.

     10. DESTRUCTION. If the Premises or the Property are damaged in whole or in part by casualty so as to render the Premises untenantable, and if the damages cannot be repaired within one hundred eighty (180) days from the date of said casualty, this Lease shall terminate as of the date of such casualty. If the damages can be repaired within said one hundred eighty (180) days, and Landlord does not elect within sixty (60) days after the date of such casualty to repair same, then either party may terminate this Lease by written notice served upon the other. In the event of any such termination, the parties shall have no further obligations to the other, except for those obligations accrued through the effective date of such termination; and, upon such termination, Tenant shall immediately surrender possession of the Premises to Landlord. Should Landlord elect to make such repairs, this Lease shall remain in full force and effect, and Landlord shall proceed with all due diligence to repair and restore the Premises to a condition substantially similar to that condition which existed prior to such casualty. In the event the repair and restoration of the Premises extends beyond one hundred eighty
(180) days after the date of such casualty due to causes beyond the control of Landlord, this Lease shall remain in full force and effect, and Landlord shall not be liable therefor, but Landlord shall continue to complete such repairs and restoration with all due diligence. Tenant shall not be required to pay any Rent for any period in which the Premises are untenantable. In the event only a portion of the Premises are untenantable, Tenant's Rent shall be equitably abated in proportion to that portion of the Premises which are so unfit. However, there shall be no Rent abatement if said damage is due to the fault or negligence of Tenant or Tenant's agents, employees or invitees.

     11. INSPECTION. Landlord shall have the right to enter and inspect the Premises at any reasonable time for the purpose of ascertaining the condition of the Premises, or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this Lease. In addition thereto, during the last six (6) months of the lease term, Landlord shall have the right to enter the Premises at any reasonable time for the purpose of showing the Premises to prospective third-party tenants; and, during said six (6) months, Landlord shall have the right to erect on the Property and/or Premises suitable signs indicating that the Premises are available for lease.


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     Tenant shall give Landlord thirty (30) days written notice prior to
Tenant vacating the Premises, for the purpose of arranging a joint inspection of the Premises with respect to any obligation to be performed therein by Tenant including, without limitation, the necessity of any repair or restoration of the Premises. In the event Tenant fails to notify Landlord of such inspection, Landlord's inspection after Tenant vacates shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

     12. SIGNS. Tenant shall not install any signs upon the Premises or Property without Landlord's prior written consent. Any such approval by Landlord for any signs shall be subject to any applicable governmental or quasi-governmental laws, ordinances, regulations as well as all requirements of the Earth City Board of Trustees, or its successors. Upon the expiration or earlier termination of this Lease, Tenant shall remove all such signs and repair the Premises and/or Property to the condition which existed prior to the installation of such signs including, without limitation, any discoloration caused by such installation and/or removal.

     13. SUBLETTING AND ASSIGNING. Tenant shall not assign or sublet the Premises, or any portion thereof, nor allow the same to be used or occupied by any other person or for any other use than herein specified, without the prior written consent of Landlord. For purposes of this Section, the transfer of any majority interest in any corporation or partnership shall be deemed to be an assignment of this Lease. In the event Landlord consents to any sublease or assignment, the same shall not constitute a release of Tenant from the full performance of Tenant's obligations under this Lease, Further, in the event of any such sublease or assignment, Tenant shall reimburse Landlord for all reasonable attorneys' fees in connection with reviewing and/or drafting any appropriate documents to effect such transfer of Tenant's interests.

     14. DEFAULT. This Lease and Tenant's right to possession of the Premises is made subject to and condition upon Tenant performing all of the covenants and obligations to be performed by Tenant hereunder, at the times and pursuant to terms and conditions set forth herein. If Tenant should fail to pay any Rent or other charge when the same is due, or if Tenant should fail to perform any other obligation to be performed by Tenant within the time or times set forth herein, Tenant shall be in Default under this Lease. In the event any Default shall continue for five (5) days after receipt of written notice from Landlord, or if Tenant makes an assignment for the benefit of creditors, vacates or abandons the Premises for more than thirty
(30) days, files or has filed against it a petition in bankruptcy, has a receiver, trustee or liquidator appointed over a substantial portion of its property, or is adjudicated insolvent, Landlord may either (a) terminate this Lease, or (b) terminate Tenant's right of possession to the Premises without terminating this Lease. In either event, Landlord shall have the right to dispossess Tenant, or any other person in occupancy, together with their property, and re-enter the Premises. Upon such re-entry, Tenant shall be liable for all expenses incurred by Landlord in recovering the Premises, including, without limitation, cleanup costs, legal fees, removal, storage or disposal of Tenant's property, and restoration costs.

     In the event Landlord elects to terminate this Lease, all Rent through the effective date of termination shall immediately become due, together with any late fees payable to Landlord and the aforesaid expenses incurred by Landlord to recover possession, plus an amount equal to all tenant concessions granted to Tenant including, but not limited to, free or reduced rent, all tenant finish constructed within the Premises, or any contribution paid to Tenant in lieu thereof.

     In the event Landlord elects not to terminate this Lease, but only to terminate Tenant's right of possession to the Premises, Landlord may re-enter the Premises without process of law if Tenant has vacated the Premises or, if Tenant has not vacated the Premises by an action for ejection, unlawful detainer, or other process of law. No such dispossession of Tenant or re-entry by Landlord shall constitute or be construed as an election by Landlord to terminate this Lease, unless Landlord delivers written notice to Tenant specifically terminating this Lease. Upon Landlord recovering possession, Landlord shall use reasonable efforts to mitigate its damage and relet the Premises upon terms and conditions satisfactory to Landlord; however, Landlord shall have no duty to prioritize the reletting of the Premises over the leasing of other vacant space within the Property. Tenant shall remain liable for all past due Rent and late fees, plus the aforesaid expenses incurred by Landlord to recover possession of the Premises. In addition, Tenant shall be liable for all Rent thereafter accruing under this Lease, payable at Landlord's election: (a) monthly as such Rent accrues, in an amount equal to the Rent payable under this Lease less the rent (if any) collected from any reletting, or (b) in a lump sum within thirty (30) days after Landlord repossesses the Premises, in an amount equal to the total Rent payable under this Lease for the unexpired term, discounted at the rate of six percent (6%), per annum. In the event the Premises are relet, Tenant shall also be liable for all costs of reletting, including, without


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limitation, any brokers fees, legal fees, and/or tenant finish required to be paid in connection with any reletting.

     In addition to any other remedy afforded Landlord under this Lease, Tenant hereby grants to Landlord a continuing security interest upon all of Tenant's goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property (hereinafter collectively referred to as "Security") situated within the Premises. In the event Tenant shall be in Default under this Lease, Tenant shall not remove any such Security from the Premises without the prior written consent of Landlord; and Landlord shall have all rights and remedies under the Uniform Commercial Code including, without limitation, the right to sell such Security at public or private sale upon five (5) days prior written notice to Tenant. Tenant hereby agrees to execute financing statements and other reasonable instruments necessary or desirable, in Landlord's discretion, to perfect any security interest hereby created. The lien hereby created shall be in addition to any statutory lien granted under the laws of the state of Missouri.

     No payment of money by Tenant after the termination of this Lease, service of any notice, commencement of any suit, or after final judgment for possession of the Premises, shall reinstate this Lease or affect any such notice, demand or suit, or imply consent for any action for which Landlord's consent is required. Tenant shall pay all costs and attorney's fees incurred by Landlord from enforcing the covenants of this Lease. Should Landlord elect not to exercise its rights in the event of a Default, it shall not be deemed a waiver of such rights as to subsequent Defaults.

     15. HOLDOVER. Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord, without demand, in as good condition as when delivered to Tenant, reasonable wear and tear excepted. If Tenant shall remain in possession of the Premises after the termination of this Lease, and hold over for any reason, Tenant shall be deemed guilty of unlawful detainer, or, at Landlord's election, Tenant shall be deemed a holdover tenant and shall pay to Landlord monthly Rent equal to two hundred fifty percent (250%) of the total Rent payable hereunder during the last month prior to any such holdover, as well as any other damages incurred by Landlord as a result of such holdover. Should any of Tenant's property remain within the Premises after the termination of this Lease, it shall be deemed abandoned, and Landlord shall have the right to store or dispose of it at Tenant's cost and expense.

     16. RIGHT TO CURE TENANT'S DEFAULT. In the event Tenant is in Default under any provision of this Lease, other than for the payment of Rent, and Tenant has not cured same within five (5) days after receipt of Landlord's written notice, Landlord may cure such Default on behalf of Tenant, at Tenant's expense. Landlord may also perform any obligation of Tenant, without notice to Tenant, should Landlord deem the performance of same to be an emergency. Any monies expended by Landlord to cure any such Default(s), or resolve any deemed emergency shall be payable by Tenant as Additional Rent. If Landlord incurs any expense, including reasonable attorney's fees, in prosecuting and/or defending any action or proceeding by reason of any emergency or Default, Tenant shall reimburse Landlord for same, as Additional Rent, with interest thereon at thirteen percent (13%) annually from the date such payment is due Landlord.

     17. HOLD HARMLESS. Landlord shall not be liable to Tenant for any damages to the Premises or the Property, nor for any damages to Tenant on or about the Property, nor for any other damages arising from the action or negligence of Landlord, Tenant, co-tenants or other occupants of the Property and Tenant hereby releases, discharges and shall indemnify, hold harmless and defend Landlord, at Tenant's sole cost and expense, from all losses, claims, liability, damages, and expenses (including reasonable attorney's fees) due to any damage or injury to persons or property of the parties hereto or of third persona, caused by Tenant's use or occupancy of the Premises, Tenant's breach of any covenant under this Lease, or Tenant's use of any equipment, facilities or property in, on, or adjacent to the Property. In the event any suit shall be instituted against Landlord by any third person for which Tenant is hereby indemnifying and holding Landlord harmless, Tenant shall defend such suit at Tenant's sole cost and expense with counsel reasonably satisfactory to Landlord; or, in Landlord's discretion, Landlord may elect to defend such suit, in which event Tenant shall pay Landlord, as Additional Rent, Landlord's costs of such defense.

     18. CONDEMNATION. If the whole or any part of the Property or the Premises shall be taken in condemnation, or transferred by agreement in lieu of condemnation, either Tenant or Landlord may terminate this Lease by serving the other party with written notice of same, effective as of the taking date; provided in the case of termination by Tenant that the Premises (or the remaining portion thereof) may no longer be adequately used for the purpose set forth in Section 2 of this Lease. If neither Tenant

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nor Landlord elect to terminate this Lease as aforesaid, then this Lease shall terminate on the taking date only as to that portion of the Premises so taken, and the Rent and other charges payable by Tenant shall be reduced proportionally. Landlord shall be entitled to the entire condemnation award for all realty and improvements. Tenant shall only be entitled to an award for Tenant's fixtures, personal property, and moving expenses, provided Tenant independently petitions the condemning authority for same. Notwithstanding the aforesaid, if any condemnation takes a portion of the parking area the result of which does not reduce the minimum required parking ratio below that established by local code or ordinance, this Lease shall continue in full force and effect without modification.

     19. INSURANCE. Tenant shall maintain in full force and effect throughout the term of this Lease policies providing "ail risk" insurance coverage protecting against physical damage (including, but not limited to, fire, lightning, vandalism, sprinkler leakage, water damage, collapse, and other extended coverage perils) to the extent of 100% of the replacement cost of Tenant's property and improvements, as well as broad form comprehensive or commercial general liability insurance, in an occurrence form, insuring Landlord and Tenant jointly against any liability (including bodily injury, property damage and contractual liability) arising out of Tenant's use or occupancy of the Premises, with a combined single limit of not less than $1,000,000, or for a greater amount as may be reasonably required by Landlord from time to time. All such policies shall be of a form and content satisfactory to Landlord; and Landlord shall be named as an additional insured on all such policies. All policies shall be with companies licensed to do business in the State of Missouri, and rated A+:XV in the most current issue of Best's Key Rating Guide. Tenant shall furnish Landlord with certificates of all policies at least ten (10) days prior to occupancy; and, further, such policies shall provide that not less than thirty (30) days written notice be given to Landlord before any such policies are cancelled or substantially changed to reduce the insurance provided thereby. All such policies shall be primary and non-contributing with or in excess of any insurance carried by Landlord. Tenant shall not do any act which may make void or voidable any insurance on the Premises or Property and, in the event Tenant's use of the Premises shall result in an increase in Landlord's insurance premiums, Tenant shall pay to Landlord upon demand, as Additional Rent, an amount equal to such increase in insurance.

     Notwithstanding anything to the contrary in this Lease, it is expressly agreed that the parties shall each bear the risk of their own property; and each party hereby waives any and all right of recovery against the other party directly, by way of subrogation or otherwise, due to the negligence of either party, their agents or employees, for any real or personal property damage occurring to the Premises, the Property, or any personal property located therein (whether or not the parties carry, or are required to carry, insurance for the same). The parties shall each have the affirmative duty to inform their respective insurance carriers of this Section and the mutual waiver of subrogation contained herein.

     20. MORTGAGES. This Lease is subject and subordinated to any mortgagee, deeds of trust or underlying leases, as well as to any extensions or modifications thereof (hereinafter collectively referred to as "Mortgages"), now of record or hereafter placed of record. In the event Landlord exercises its option to further subordinate this Lease, Tenant shall at the option of the holder of said Mortgage attorn to said holder. Any subordination shall be self-executing, but Tenant shall, at the written request of Landlord, execute such further assurances as Landlord deems desirable to confirm such subordination. In the event Tenant should fall or refuse to execute any instrument required under this Section, within fifteen (15) days after Landlord's request, Landlord shall be granted a limited power of attorney to execute such instrument in the name of Tenant. In the event any existing or future lender, holding a mortgage, deed of trust or other commercial paper, requires a modification of this Lease which does not increase Tenant's Rent hereunder, or does not materially change any obligation of Tenant hereunder, Tenant agrees to execute appropriate instruments to reflect such modification, upon request by Landlord.

     21. LIENS. Tenant shall not mortgage or otherwise encumber or allow to be encumbered its interest herein without obtaining the prior written consent of Landlord. Should Tenant cause any mortgage, lien or other encumbrance (hereinafter singularly or collectively referred to as "Encumbrance") to be filed, against the Premises or the Property, Tenant shall dismiss or bond against same within fifteen (15) days alter the filing thereof. If Tenant fails to remove said Encumbrance within said fifteen (15) days, Landlord shall have the absolute right to remove said Encumbrance by whatever measures Landlord shall deem convenient including, without limitation, payment of such Encumbrance, in which event Tenant shall reimburse Landlord, as Additional Rent, all costs expended by Landlord, including reasonable attorneys fees, in removing said Encumbrance. All of the aforesaid rights of Landlord shall be in addition to any remedies which either Landlord or Tenant may have available to them at law or in equity.

     22. GOVERNMENT REGULATIONS. Tenant, at Tenant's sole cost and expense, shall conform with all laws and requirements of any Municipal, State, or Federal, authorities now in force, or which may hereafter be in force, pertaining to the Premises, as well as any requirement of Landlord's insurance carrier with respect to Tenant's use of the Premises. The judgment of any court, or an admission of Tenant in any action or proceeding at law, whether Landlord be a party thereto or not, shall be conclusive of the fact as between Landlord and Tenant.

     23. NOTICES. All Rents which are required to be paid by Tenant shall be delivered to Landlord by the United States Mail, postage prepaid, at Landlord's address set forth below. All notices which are required to be given hereunder shall be in writing, and delivered by either (a) United States registered or certified mail, return receipt requested or (b) an overnight commercial package courier/deliver service with a follow-up letter sent by United States mail; and such notices shall be sent postage prepaid, addressed to the parties hereto at their respective addresses below:

     LANDLORD:                          TENANT:

     Nooney Krombach Company            CCI Group, Inc.
     7701 Forsyth Boulevard             13739 Rider Trail North
     Clayton, MO 63105                  Earth City, MO 63045

Either party may designate a different address by giving notice to the other party of same at the address set forth above. Notices shall be deemed received on the date of the return receipt. If any such notices are refused, or if the party to whom any such notice is sent has relocated without leaving a forwarding address, then the notice shall be deemed received on the date the notice-receipt is returned stating that the same was refused or is undeliverable at such address.

     24. PARKING. Tenant shall be liable for all vehicles owned, rented or used by Tenant or Tenant's agents and invitees in or about the Property. Tenant shall not store any equipment, inventory or other property in any trucks, nor store any trucks on the parking lot of the Property. Notwithstanding the aforesaid, in the event the Premises have access to a loading dock which exclusively services the Premises, and no other space, Tenant may store one or more of its vehicles in and about such dock area, provided such storage does not restrict truck access or maneuverability for any other tenant or person to or from any other loading dock servicing the Property. In the event the Premises have access to a loading dock which does not exclusively service the Premises, Tenant shall not park its trucks in the dock area longer than the time it takes to reasonably load or unload its trucks. In no event shall Tenant park any vehicle in or about a loading dock which exclusively services another tenant within the Property, or in a thoroughfare, driveway, street, or other area not specifically designated for parking. Landlord reserves the right to establish uniform rules and regulations for the loading and unloading of trucks upon the Property, which rules may include the right to designate specific parking spaces for tenants' use. Upon request by Landlord, Tenant shall move its trucks and vehicle if, in Landlord's reasonable opinion, said vehicles are in violation of any of the above restrictions. In addition to Tenant's rights to park its trucks in any dock exclusively servicing the Premises, Tenant shall have the right to use twenty (20) parking spaces an the parking lot of the Property on a non-reserved basis.

     25. OWNERSHIP. Notwithstanding anything in this Lease to the contrary, the term "Landlord" as used in this Lease, shall be defined as the current owner of the Property. In the event of any transfer of the Property, the party conveying same shall thereafter be automatically released from all liability with respect to Landlord's performance of any obligations thereafter occurring or covenants thereafter to be performed. It is expressly understood and agreed that none of Landlord's covenants under this Lease are personal in nature, and that Tenant agrees to look solely to the Property for recovery of any damages for breach or non-performance of any of the obligations of Landlord hereunder.

     26. SECURITY DEPOSIT. Tenant has deposited with Landlord the sum of Seven Thousand, Five Hundred Sixty-nine and 00/100 Dollars ($7,569.00), as security for the full and faithful performance of Tenant's obligations under this Lease. The parties agree that, unless otherwise required by law, Landlord shall not be required to keep said security deposit separate from its general funds, nor pay any interest thereon to Tenant. Such security deposit shall not be construed as an advance Rent payment, or as a measure of Landlord's damages in the event of a Default by Tenant. If Tenant should be placed in Default with respect to any provision of this Lease, Landlord may apply all or a portion of said security deposit for the payment of any sum In Default or for the payment of any amount which Landlord expends by reason of such Default. If any portion of said deposit is so applied, Tenant shall deposit with Landlord, within five (5) days after receipt of Landlord's written demand, an amount sufficient to restore said security deposit to its original amount. Upon the expiration of this Lease, Landlord shall return said security deposit to Tenant, provided Tenant has paid to Landlord all sums owing to Landlord under this Lease, and Tenant has returned the Premises to Landlord in as good order and satisfactory condition as when Tenant took possession.

     27. ESTOPPEL CERTIFICATES. Upon Landlord's written request, Tenant shall execute and return to Landlord, within fifteen (15) days, a statement in writing certifying that this Lease is unmodified and in full force and effect, that Tenant has no defenses, offsets or counterclaims against its obligations to pay any Rent or to perform any other covenants under this Lease, that there are no uncured Defaults of Landlord or Tenant, and setting forth the dates to which the Rent and other charges have been paid, and any other information reasonably requested by Landlord. In the event Tenant fails to return such statement within said fifteen (15) days, setting forth the above or, alternatively, setting forth those lease modifications, defenses and/or uncured Defaults, Tenant shall be in default hereunder or, at Landlord's election, it shall be deemed that Landlord's statement is correct with respect to the information therein contained. Any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser, mortgagee, or assignee of any mortgagee of the Property.

     28. SUBSTITUTE PREMISES. If the Premises are less than 5,000 square feet, Landlord reserves the right, upon prior written notice to Tenant, to relocate Tenant to any other substantially similar space within the Property, at Landlord's sole cost and expense, which costs shall include all costs of moving, construction and buildout; however, Landlord shall not be liable for any lost profits or consequential damages due to any interruption in Tenant's business. In the event of any such relocation, all of the terms, covenants, and conditions of this Lease shall remain in full force and effect and shall be deemed applicable to such new space. Should Tenant refuse to relocate within thirty (30) days from the date of Landlord's notice, Landlord shall have the right to terminate this Lease.

     29. PERSONAL PROPERTY TAXES. Tenant shall timely pay all taxes assessed against Tenant's personal property and all improvements to the Premises in excess of Landlord's standard installations. If said personal property and improvements are assessed with the property of Landlord, Tenant shall pay to Landlord an amount equal to Tenant's share of such taxes, within ten (10) days after receipt of Landlord's statement for same.

     30. BROKERAGE. The parties warrant that they have dealt with no other broker or person in connection with this transaction other than NOONEY KROMBACH COMPANY. This provision shall survive the termination of this Lease.

     31. SEVERABILITY. In the event any provision of this Lease is invalid or unenforceable, the same shall not affect or impair the validity or enforceability of any other provision.

     32. MISCELLANEOUS. (a) In addition to the terms and conditions set forth herein, Landlord and Tenant shall be bound by those certain Rules and Regulations, set forth on Exhibit "B", attached hereto and made a part hereof.

     (b) All of the covenants of Tenant hereunder shall be deemed and construed to be "conditions" as well as "covenants" as though both words were used in each separate instance.

     (c) This Lease shall not be recorded by Tenant without the prior written consent of Landlord.

     (d) The paragraph headings appearing in this Lease are inserted only as a matter of convenience, and in no way define or limit the scope of any paragraph.

     (e) Except with respect to Tenant's obligation for the payment of Rent hereunder, in the event any obligation to be performed by either Landlord or Tenant is prevented or delayed due to labor disputes, acts of God, inability to obtain materials, government restrictions, casualty, or other causes beyond the control of the parties hereto, the party liable to perform such obligation shall be excused from performing same for a period of time equal to any aforesaid delay.

     (f) Submission of this Lease shall not be deemed to be an offer, or an acceptance, or a reservation of the Premises; and Landlord shall not be bound hereby until Landlord has delivered to Tenant a fully executed copy of this Lease, signed by both of the parties on the last page of this Lease in the spaces herein provided. Until such delivery, Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything contained herein to the contrary, Landlord may withhold possession of the Premises from Tenant until such time as Tenant has paid to

Landlord the security deposit required by Section 25 of this Lease, and the first month of Base Rent as set forth in Section 4 of this Lease.

     (g) All of the terms of this Lease shall extend to and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     (h) This Lease and the parties' respective rights hereunder shall be governed by the laws of the State of Missouri. In the event of litigation, suit shall be brought in St. Louis County, Missouri. Landlord and Tenant hereby waive any and all right to a trial by jury on any issue to enforce any term or condition of this Lease, or with respect to Landlord's right to terminate this Lease, or terminate Tenant's right of possession.

     (i) This Lease is modified and affected by the following Exhibits which are attached hereto and made a part hereof.

                    Additional Provisions
                    Exhibit "A": Floor Plan
                    Exhibit "B": Rules and Regulations

    WHEREFORE, Landlord and Tenant have respectively signed and sealed this Lease the day and year first above written.

TENANT:                                 LANDLORD:

CCI GROUP, INC.,                        NOONEY KROMBACH COMPANY,
a Missouri corporation                  Agent for the Owner

By: /s/ Robert D. Nichols               By: /s/ Gregory J. Nooney, Jr.
   -----------------------------           ---------------------------------

Print Name: Robert D. Nichols           Print Name: Gregory J. Nooney, Jr.
           ---------------------                   -------------------------

Title: President                        Title: Chairman
      --------------------------              ------------------------------

               ADDITIONAL PROVISIONS TO LEASE BY AND BETWEEN
                    NOONEY KROMBACH COMPANY, AS LANDLORD,
                       AND CCI GROUP, INC., AS TENANT

     33. OPTION TO RENEW. Tenant shall have the right and option to extend the term of this Lease for one (1) renewal period of one (1) year, upon the following additional terms and conditions:

     a. Tenant shall not have received a notice of Default from Landlord which has not been cured by Tenant or waived by Landlord at the time Tenant exercises its option or at the time the primary term expires.

     b. Tenant shall give to Landlord written notice exercising Tenant's option to extend the term of this Lease not less than six (6) months prior to the expiration of the primary term,

     c.   During the extended term the Base Rent shall remain the same.

     d. All other terms and conditions of this Lease shall be binding upon Landlord and Tenant and in full force and effect, as if such terms and conditions were again fully recited herein.

     e. In the event Tenant does not exercise its option to extend this Lease as herein provided, Landlord shall have the right, during the six (6) months prior to the end of the primary term, to show the Premises during normal business hours to other prospective tenants.

     WHEREFORE, Landlord and Tenant have executed these Additional Provisions to Lease the day and year first above written.

TENANT:                                 LANDLORD:

CCI GROUP, INC.,                        NOONEY KROMBACH COMPANY,
a Missouri corporation                  Agent for the Owner

By: /s/ Robert D. Nichols               By: /s/ Gregory J. Nooney, Jr.
   -----------------------------           ---------------------------------

Print Name: Robert D. Nichols           Print Name: Gregory J. Nooney, Jr.
           ---------------------                   -------------------------

Title: President                        Title: Chairman
      --------------------------              ------------------------------

                                  (Map goes here)




                          THE BUSINESS CENTER IN EARTH CITY

                                                                    EXHIBIT "B"
                               RULES AND REGULATIONS
                               ---------------------

     Tenant agrees to comply with the following rules and regulations, and any subsequent rules or regulations which Landlord may reasonably adopt or modify from time to time. Tenant shall be bound by such rules and regulations to the same extent as if such rules and regulations were covenants of this Lease; and any non-compliance thereof shall constitute grounds for Default under this Lease. Landlord shall not be liable for the non-observance of said rules and regulations by any other tenant.

     (1) Tenant shall not use any picture or likeness of the Property in any notices or advertisements, without Landlord's prior written consent.

     (2) In the event Tenant requires any telegraph, telephone or satellite dish connections, Landlord shall have the right to prescribe additional rules and regulations regarding the same including, but not limited to, the size, manner, location and attachment of such equipment and connections.

     (3) No additional locks shall be placed upon any door of the Premises, and Tenant shall not permit any duplicate keys to be made, without the prior consent of Landlord. Upon the expiration or earlier termination of this Lease, Tenant shall surrender to Landlord all keys to the Premises and Property.

     (4) Tenant shall not install or operate any steam or internal combustion engine, boiler, machinery, or carry on any mechanical business within the Premises. Tenant shall not use any fuel source within the Premise other than the fuel source(s) provided by Landlord.

     (5) Tenant shall not permit within the Premises any animals other than service animals; not shall Tenant create or allow any foul or noxious gas, noise, odors, sounds, and/or vibrations to emanate from the Premises, or create any interference with the operation of any equipment or radio or television broadcasting/reception from within or about the Property, which may obstruct or interfere with the rights of other tenant(s) in the Property.

     (6) All sidewalks, loading areas, stairways, doorways, corridors, and other common areas shall not be obstructed by Tenant or used for any purpose other than for ingress and egress. Landlord retains the right to control all public and other areas not specifically designated as the Premises, provided nothing herein shall be construed to prevent access to the Premises or the common areas of the Property by Tenant or Tenant's invitees.

     (7) Tenant shall not install any window treatments other then existing treatments or otherwise obstruct the windows of the Premises without Landlord's prior written consent.

     (8) After business hours, Tenant shall lock all doors and windows of the Premises which enter upon any common areas of the Property; and Tenant shall be liable for all damages sustained by Landlord or other tenants within the Property resulting from Tenant's default or carelessness in this respect.

     (9) Any person(s) who shall be employed by Tenant for the purpose of cleaning the Premises shall be employed at Tenant's cost. Tenant shall indemnify and hold Landlord harmless from all losses, claims, liability, damages, and expenses for any injury to person or damage to property of Tenant, or third persons, caused by Tenant's cleaning contractor.

     (10) Tenant shall not canvass or solicit business, or allow any employee of Tenant to canvass or solicit business, from other tenants in the Property, unless the same is within the scope of Tenant's normal business.

     (11) Landlord reserves the right to place into effect a "no smoking" policy within all or selected portions of the common areas of the Property, wherein Tenant, its agents, employees and invitees shall not be allowed to smoke. Tenant shall not be allowed to smoke in any common stairwells, elevators or bathrooms; nor shall Tenant dispose of any smoking material including, without limitation, matches, ashes and cigarette butts on the floors of the Property, about the grounds of the Property, or in any receptacle other than a specifically designated receptacle for smoking.